EXHIBIT 23E








                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in Registration Statement Nos. 333-89173 and 333-138914 on Form S-8 and the Prospectus included therein of our reports dated March 25, 2008 included in the Annual Report on Form 10-K of Decorator Industries, Inc. for the fiscal year ended December 29, 2007.





                                                     LOUIS PLUNG & COMPANY, LLP
                                                    Certified Public Accountants































     Pittsburgh, Pennsylvania
     March 25, 2008

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